Exhibit 10(pp)

AMENDMENT NUMBER 1 TO THE POOLING AND SERVICING AGREEMENT

Amendment Number 1, dated as of April 30, 2003 (this “Amendment”) to the Pooling and Servicing Agreement, dated as of May 7, 1999, as amended and restated as of August 20, 1999 (as further amended, the “Agreement”), by and among CSI Funding, Inc. (“CSI”), CompuCom Systems, Inc. (“CompuCom”), PNC Bank, National Association, Market Street Funding Corporation and Wells Fargo Bank Minnesota, National Association (f/k/a Norwest Bank Minnesota, National Association) (the “Trustee”).

WHEREAS, all of the parties to the Agreement desire to make the amendments to the Agreement set forth below;

WHEREAS, CompuCom has completed certain business acquisitions and desires to establish that receivables generated by the acquired business operations as identified herein shall be excluded from the definition of Receivables;

In consideration of the mutual agreements herein contained, each party agrees as follows for the benefit of the other parties and for the benefit of the Certificateholders and the other parties to the Agreement:

ARTICLE I

Definitions

SECTION 1.01. Cross Reference to Definitions in Agreement. Capitalized terms used in this Amendment and not defined herein or amended by the terms of this Amendment shall have the meaning assigned to such terms in the Agreement.

ARTICLE II

Amendments to the Agreement

SECTION 2.01. Section 3.06(c) of the Agreement is hereby redesignated as Section 3.06(b) and Sections 3.06(a) and (b) of the Agreement are hereby replaced with the following:

(a) The Servicer shall from time to time during regular business hours as reasonably requested in advance (unless an Early Amortization Event exists, in which case no advance notice shall be required) by a party (the “Representative”) selected by a Control Party, permit the Representative, or its agents or representatives: (i) to examine and make copies of and abstracts from all books, records and documents (including computer tapes and disks) in its possession or under its control relating to Receivables and the Related Property, including the related Contracts (it being understood that in the absence of an Early Amortization Event the parties will cooperate in seeking to avoid unnecessary or frivolous document copying that does not further the legitimate interests of the Certificateholders); (ii) to visit its offices and properties for the purpose of examining such materials described in clause (i) above, and to discuss matters relating to Receivables and the Related Property or its performance hereunder or under the Contracts with any of its officers, employees, agents or contractors having knowledge of such matters; and (iii) without limiting the clauses (i) and (ii) above, to engage certified public accountants or other auditors reasonably acceptable to the Servicer and each Control Party to conduct a review of the Servicer’s books and records with respect to such Receivables, the reasonable expense of which review shall be paid by the Servicer; provided, however, that so long as no Early Amortization Event exists, the Servicer shall be responsible for the expenses of no more than one such review per calendar year.

SECTION 2.02. The definition of “Receivables” which is set forth in Annex X of the Agreement is hereby amended by adding:

“or (iv) all those trade obligations due from CompuCom customers (a) in which the related invoice is generated on the invoicing system located at Northern NEF, Inc., a wholly-owned subsidiary of CompuCom Systems, Inc. 1500 Garden of the Gods Road, Colorado Springs, Co. or the invoicing system located at CompuCom Systems, Inc., d.b.a. Excell Data Corporation, 1756 114th Avenue SE, Suite 220, Bellevue, WA; and (b) which are generated in transactions between such customers and either Northern NEF, Inc. or Excell Data Corporation (this clause (iv) excludes receivables that conform to subclauses (a) and (b) above regardless of whether CompuCom generates other separate receivables that are due from the same customers but that do not comply with subclauses (a) and (b) and are therefore included in defined Receivables).”

SECTION 2.03 CompuCom and CSI warrant and agree that none of the Receivables reflected in the Settlement Statement dated April 30, 2003 delivered by CompuCom, as Servicer, are or would be excluded as Receivables by operation of Section 2.02 of this Amendment and, therefore, Section 2.02 will not result in any reduction in the Aggregate Unpaid Balance. Any breach of this Section 2.03 shall be deemed to be a breach of warranty and/or covenant under the Agreement and for purposes of Sections 9.01 and 10.01 of the Agreement.

SECTION 2.04 Section 2.05(c) of the Agreement is hereby replaced with the following:

(c) Audits. The Transferor shall from time to time during regular business hours as reasonably requested in advance (unless an Early Amortization Event exists, in which case no advance notice shall be required) by a party (the “Representative”) selected by a Control Party, permit the Representative, or its agents or representatives, (i) to examine and make copies of and abstracts from all books, records and documents (including computer tapes and disks) in the possession or under the control of the Transferor relating to the Receivables, the Related Property and the related Contracts (it being understood that in the absence of an Early Amortization Event the parties will cooperate in seeking to avoid unnecessary or frivolous document copying that does not further the legitimate interests of the Certificateholders); (ii) to visit the offices and properties of the Transferor for the purpose of examining such materials and to discuss matters relating to the Receivables or the Transferor’s performance hereunder with any of the officers or employees of the Transferor having knowledge thereof; and (iii) without limiting the clauses (i) and (ii) above, to engage certified public accountants or other auditors reasonably acceptable to the Transferor and each Control Party to conduct a review of the Transferor’s books and records with respect to such Receivables, the reasonable expense of which review shall be paid by the Servicer; provided, however, that so long as no Early Amortization Event exists, the Servicer shall be responsible for the expenses of no more than one such review per calendar year.

ARTICLE III

Miscellaneous

SECTION 3.01. Counterparts. This Amendment may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

SECTION 3.02. Headings. The headings herein are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

SECTION 3.03. Agreement in Full Force and Effect as Amended. Except as specifically amended or waived hereby, all of the terms and conditions of the Agreement shall remain in full force and effect. All references to the Agreement in any other document or instrument shall be deemed to mean such Agreement as amended by this Amendment. This Amendment shall not constitute a novation of the Agreement but shall constitute an amendment thereof. The parties hereto agree to be bound by the terms and obligations of the Agreement, as amended by this Amendment, as though the terms and obligations of the Agreement were set forth herein.

SECTION 3.04. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICTS OF LAW PROVISIONS.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers as of the day and year first above written.

COMPUCOM SYSTEMS, INC.

By:

Name:
Title:

CSI FUNDING, INC.

By:

Name:
Title:

WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION, as trustee

By:

Name:
Title:

Consented to by 100% of the Series 1999-1 Certificateholders: MARKET STREET FUNDING CORPORATION

By:

Name:
Title:

Consented to by 100% of the Series 2000-1 Certificateholders: LLOYDS TSB BANK PLC

By:

Name:
Title:

Consented to by: PNC BANK, NATIONAL ASSOCIATION

By:

Name:
Title:

Consented to by: IBM CREDIT CORPORATION

By:

Name:
Title: